Exhibit 10.29

AMENDMENT AGREEMENT1

This Amendment Agreement (the “Agreement”) is made and entered into as of December 20, 2010 (the “Effective Date”), by and between QWEST COMMUNICATIONS INTERNATIONAL INC., a Delaware corporation (the “Company”) and                      (the “Executive”).

WHEREAS, the Company, CenturyLink, Inc., a Louisiana corporation (f/k/a CenturyTel, Inc.) (“CenturyLink”), and SB44 Acquisition Company, a Delaware corporation, have entered into an Agreement and Plan of Merger, dated as of April 21, 2010 (the “Merger Agreement”); and

WHEREAS the Company anticipates that the transactions contemplated by the Merger Agreement will be consummated in calendar year 2011 (such consummation, the “Closing”); and

WHEREAS, the Company and the Executive have previously entered into restricted stock agreements (the “Restricted Stock Agreements”) and performance share agreements (the “Performance Share Agreements”) with respect to the restricted stock and performance share awards referenced on Exhibit A; and

WHEREAS, the Company and the Executive have previously entered into the severance agreement listed on Exhibit B (the “Severance Agreement”); and

WHEREAS, the Company and the Executive wish to amend the Restricted Stock Agreements, Performance Share Agreements and Severance Agreement (collectively, the “Prior Agreements”) by this Agreement;

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Executive and the Company have agreed and do hereby agree, to amend the Prior Agreements as follows:

1. All terms used herein but not defined shall have the meanings given them in the Prior Agreements.

2. The Restricted Stock Agreements are hereby amended to provide that all shares of Restricted Stock granted under such Agreements which are unvested (the “Accelerating Restricted Stock”) on the Effective Date (or such other date on or before December 31, 2010, as may be set by the Company’s Board of Directors) (the “Acceleration Date”) shall become vested and cease to be subject to any risk of forfeiture on the Acceleration Date. The Performance Share Agreements are hereby amended to provide that each Performance Period shall end, and all Performance Shares granted under such Agreements (the “Accelerating

[1]	Template for Mueller, Baer, Euteneuer, Taylor, Yost and Ancell.

Performance Shares”) shall vest, on the Acceleration Date, all Accelerating Performance Shares shall be paid to the Executive based on the Company’s actual performance in accordance with the performance targets and the process for the calculation of payouts set forth in the applicable Performance Share Agreements, and the Acceleration Date shall be treated as the sole date of the Ending Measurement Period. If the Executive has chosen to have the Executive’s Performance Shares settled in shares of Common Stock, such Accelerating Performance Shares shall be settled and the shares of Common Stock shall be delivered to the Executive no later than December 31, 2010. The Accelerating Restricted Stock, together with any shares of Common Stock received in settlement of the Accelerating Performance Shares, are referred to herein as the “Accelerating Shares.”

Notwithstanding the foregoing, if the number of Accelerating Performance Shares calculated based on the Acceleration Date being treated as the sole date of the Ending Measurement Period (the “Issued Performance Shares”) is less than the number of Accelerating Performance Shares that would have been settled or distributed, or cashed out as the case may be, had the date of the Closing been treated as the sole date of the Ending Measurement Period (the “Closing Performance Shares”), then the number of additional shares of Common Stock which represents the difference between the Issued Performance Shares and the Closing Performance Shares shall be issued to the Executive as soon as reasonably practicable following the Closing. If the Issued Performance Shares exceed the Closing Performance Shares, then Executive acknowledges that the Company shall have the right to reduce compensation that might otherwise be paid to the Executive following the Closing Date and in respect of which Executive does not have a contractual entitlement to payment in an amount that is equal to or less than the value of the difference between the Issued Performance Shares and the Closing Performance Shares.

[The Restricted Stock Agreements and Performance Share Agreements are hereby amended to provide that the Executive may not sell, assign, transfer by gift or otherwise, pledge, hypothecate, or otherwise dispose of, by operation of law or otherwise, any Accelerating Share until: (a) if the Closing occurs and the Executive has not voluntarily resigned employment with the Company, and the Company has not terminated the Executive’s employment for “Cause” (as defined in the respective Restricted Stock Agreement or Performance Share Agreement), in either case prior to the Closing, immediately following the occurrence of the Closing; (b) if the Closing occurs and the Executive has voluntarily resigned employment with the Company, or the Company has terminated the Executive’s employment for Cause, in either case prior to the Closing, December 20, 2019; or (c) if the Closing does not occur prior to the date that an Accelerating Share would have otherwise become vested pursuant to the terms of the Restricted Stock Agreement or Performance Share Agreement pursuant to which it was granted had this Agreement not been entered into (the “Original Vesting Date”), the Original Vesting Date. Notwithstanding the foregoing, such restrictions shall be waived: (x) between March 1, 2011 and March 15, 2011 if the Closing has not occurred as of the date of such sale or other disposition during such period and the Executive has a tax liability for 2010 with respect to such Accelerating Shares which exceeds the amount withheld by the Company, but only to the extent required for the Executive to satisfy such incremental tax liability and only to the extent permissible under applicable law and any applicable insider trading policy (after consultation with counsel to the Executive); and (y) in any other circumstance in which such restrictions are waived in writing by (i) prior to the Closing, with respect to any individual who has a title of

Executive Vice President of the Company or higher, and/or who is an officer of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, the Compensation and Human Resources Committee of the Company’s Board of Directors, with the prior written consent of CenturyLink; (ii) prior to the Closing, with respect to any other individual, the General Counsel of the Company, with the prior written consent of CenturyLink; or (iii) on or subsequent to the Closing, with the prior written consent of the General Counsel of CenturyLink.]2

[The Restricted Stock Agreements and Performance Share Agreements are hereby amended to provide that the Executive may not sell, assign, transfer by gift or otherwise, pledge, hypothecate, or otherwise dispose of, by operation of law or otherwise, any Accelerating Share until: (a) if the Closing occurs and the Executive has not voluntarily resigned employment with the Company, and the Company has not terminated the Executive’s employment for “Cause” (as defined in the respective Restricted Stock Agreement or Performance Share Agreement), in either case prior to the date that the Accelerating Share would have otherwise become vested pursuant to the terms of the Restricted Stock Agreement or Performance Share Agreement pursuant to which it was granted had this Agreement not been entered into (the “Original Vesting Date”), the Original Vesting Date; (b) if the Closing occurs and the Executive has voluntarily resigned employment with the Company, or the Company has terminated the Executive’s employment for Cause, in either case prior to such Accelerating Share’s Original Vesting Date, December 20, 2019; or (c) if the Closing does not occur prior to such Accelerating Share’s Original Vesting Date, the Original Vesting Date. Notwithstanding the foregoing, such restrictions shall be waived: (x) between March 1, 2011 and March 15, 2011 if the Closing has not occurred as of the date of such sale or other disposition during such period and the Executive has a tax liability for 2010 with respect to such Accelerating Shares which exceeds the amount withheld by the Company, but only to the extent required for the Executive to satisfy such incremental tax liability and only to the extent permissible under applicable law and any applicable insider trading policy (after consultation with counsel to the Executive); and (y) in any other circumstance in which such restrictions are waived in writing by (i) prior to the Closing, with respect to any individual who has a title of Executive Vice President of the Company or higher, and/or who is an officer of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, the Compensation and Human Resources Committee of the Company’s Board of Directors, with the prior written consent of CenturyLink; (ii) prior to the Closing, with respect to any other individual, the General Counsel of the Company, with the prior written consent of CenturyLink; or (iii) on or subsequent to the Closing, with the prior written consent of the General Counsel of CenturyLink.]3

[If the Executive has chosen to have the Executive’s Performance Shares settled in cash, then such cash, less any taxes required to be withheld therefrom, shall be paid to the Executive within five business days after the Acceleration Date. The Executive agrees to contribute such after-tax amount into escrow immediately upon receipt by the Executive, to be released to the Executive only on the date(s) that the Executive would have been able to sell or otherwise

[2]	Delete for Ancell.
[3]	For Ancell only.

transfer such Accelerating Share pursuant to the foregoing paragraph, had the Executive elected to receive Common Stock instead of cash in settlement of the Executive’s Performance Share award, except where such delay is waived, in whole or in part, in accordance with the provisions of the foregoing paragraph.]4

[3. Within five business days after the Acceleration Date, Executive shall be paid $        , less any taxes required to be withheld from such amount (such after-tax amount, the “Severance Amount”). Executive agrees to contribute the Severance Amount into escrow immediately upon receipt by the Executive, to be released to Executive on the earliest to occur of (a) the date on which occurs the Closing, provided that the Executive has not terminated employment without “Good Reason” or been fired for “Cause” (each as defined in the Severance Agreement) prior to the Closing; (b) the date on which Executive has a termination of employment which gives rise to the right to receive severance payments under the Severance Agreement; or (c) December 20, 2014. In connection with the foregoing, the Severance Agreement is hereby amended effective as of the Acceleration Date to reduce the amount of cash severance benefits payable thereunder by $        . Within five business days after the Acceleration Date, as a separate payment, the Company will pay the Executive an additional amount in connection with the payment pursuant to this paragraph of the Severance Amount sufficient to cover any additional taxes and costs incurred by the Executive due to Section 409A of the Internal Revenue Code of 1986, as amended, and income taxes on such amount, such that Executive is left in the same after-tax position as if such Section 409A had not applied. ]5

[4. It is the Company’s intention that this Agreement not cause the Executive to incur additional federal and state tax liability in excess of the liability recognized with respect to the acceleration of the Restricted Stock and Performance Shares [and Severance Amount]6 described above (any such excess, the “Excess Tax”). Consistent with that intent, the Company shall indemnify the Executive for any Excess Tax imposed on the Executive due to Section 409A of the Internal Revenue Code of 1986, as amended, and for any tax advisor and legal fees incurred by the Executive in connection with the imposition of the Excess Tax and the calculation of the indemnification payment in a manner such that the Executive is left in the same after-tax position as if that section had not applied. Any such amounts shall be paid to the Executive no later than the final day of the Executive’s taxable year in which such Excess Tax or fees are paid. For the avoidance of doubt, this Agreement shall not affect the Executive’s rights under Section 4 of the Severance Agreement.

5. Notwithstanding anything in this Agreement or the Severance Agreement to the contrary, the Company shall remain obligated to make all such payments as set forth in Section 4 of the Severance Agreement. For the avoidance of doubt, however, if, in accordance with the

[4]	Delete for Ancell.
[5]	For Taylor only.
[6]	For Taylor only.

terms of the Severance Agreement as amended by this Agreement, no “Tax Reimbursement Payment” (as defined in the Severance Agreement) is to be made in connection with the Closing or the transactions contemplated in the Merger Agreement, and the applicable taxing authority later determines that an Excise Tax (as defined in the Severance Agreement) is due, then once the amount of such Excise Tax is determined the Company or its successor shall make a Tax Reimbursement Payment (as defined in Section 4(a) of the Severance Agreement) to put the Executive in the same after tax position as if Sections 280G and 4999 of the Code had not applied (plus any interest or penalties payable with respect to the amounts to which such Tax Reimbursement Payment relate) within thirty (30) days following such determination (subject to the provisions of Sections 4(d)(3) and 4(d)(4) of the Severance Agreement).

6. The Company agrees to cause to be maintained in effect for the benefit of the Executive, until the later of (a) the date that all amounts are paid or provided to the Executive pursuant to this Agreement and, to the extent applicable, Section 4 of the Severance Agreement and (b) the date on which expires the longest of any statutes of limitations applying to claims with respect to this Agreement and, to the extent applicable, Section 4 of the Severance Agreement, a letter of credit (the “Letter of Credit”) having a face value of not less than $1,000,000. The Executive shall be entitled to draw upon the Letter of Credit solely to pay for accounting or legal fees to enforce the terms of this Agreement and Section 4 of the Severance Agreement or to provide legal or accounting advice in connection with any Excess Tax or Tax Reimbursement Payment. The Company shall undertake all necessary steps to ensure that neither the providing of a Letter of Credit nor the maintenance of the Letter of Credit shall result in any income taxes to be imposed on the Executive by reason of providing or maintenance of such Letter of Credit. Upon the Executive’s request, the Company shall provide evidence reasonably satisfactory to the Executive that the Letter of Credit has been established and is maintained in accordance with this Agreement and Section 4 of the Severance Agreement and shall provide terms, including terms with respect to distribution of funds, reasonably satisfactory to counsel to Executive and the Company. After the amount of the Letter of Credit has been exhausted, all liability to pay all amounts, including legal fees, in accordance with the terms of this Agreement and Section 4 of the Severance Agreement shall remain in existence in accordance with their terms. ]7

[7. The Severance Agreement is hereby amended to add the following Section      at the end thereof:

[    ].    a.    Notwithstanding any other provisions of this Agreement, in the event that any payment or benefit received or to be received by Executive (including any payment or benefit received or to be received in connection with a Change in Control or the termination of Executive’s employment, whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement) (all such payments and benefits, including any severance payments or benefits due under this Agreement (the “Severance Payments”), being

[7]	For Baer, Taylor and Yost.

hereinafter referred to as the “Total Payments”) would be subject (in whole or part), to any excise tax imposed under Section 4999 of the Code (the “Excise Tax”), then, after taking into account any reduction in the Total Payments provided by reason of Section 280G of the Code in such other plan, arrangement or agreement, any cash Severance Payments that do not constitute deferred compensation within the meaning of Section 409A shall first be reduced, all other Severance Payments that do not constitute deferred compensation within the meaning of Section 409A shall be next reduced, and all other Severance Payments that do constitute deferred compensation within the meaning of Section 409A shall thereafter be reduced (beginning with those payments last to be paid), to the extent necessary so that no portion of the Total Payments is subject to the Excise Tax but only if (A) the net amount of such Total Payments, as so reduced (and after subtracting the net amount of federal, state and local income taxes on such reduced Total Payments and after taking into account the phase out of itemized deductions and personal exemptions attributable to such reduced Total Payments) is greater than or equal to (B) the net amount of such Total Payments without such reduction (but after subtracting the net amount of federal, state and local income taxes on such Total Payments and the amount of Excise Tax to which Executive would be subject in respect of such unreduced Total Payments and after taking into account the phase out of itemized deductions and personal exemptions attributable to such unreduced Total Payments); provided, however, that, to the extent permitted by Section 409A, Executive may elect to have the noncash Severance Payments reduced (or eliminated) prior to any reduction of the cash Severance Payments.

b. For purposes of determining whether and the extent to which the Total Payments will be subject to the Excise Tax and the amount of such Excise Tax, (i) no portion of the Total Payments the receipt or enjoyment of which Executive shall have waived at such time and in such manner as not to constitute a “payment” within the meaning of Section 280G(b) of the Code shall be taken into account, (ii) no portion of the Total Payments shall be taken into account which, in the opinion of tax counsel or other advisor (the “280G Advisor”) reasonably acceptable to Executive and selected by the Company, does not constitute a “parachute payment” within the meaning of Section 280G(b)(2) of the Code (including by reason of Section 280G(b)(4)(A) of the Code) and, in calculating the Excise Tax, no portion of such Total Payments shall be taken into account which, in the opinion of the 280G Advisor, constitutes reasonable compensation for services actually rendered, within the meaning of Section 280G(b)(4)(B) of the Code, in excess of the Base Amount allocable to such reasonable compensation, and (iii) the value of any non-cash benefit or any deferred payment or benefit included in the Total Payments shall be determined by the 280G Advisor in accordance with the principles of Sections 280G(d)(3) and (4) of the Code. For purposes of this calculation, (1) Executive shall be deemed to pay federal income tax at the highest marginal rate of federal income taxation in the calendar year in which the applicable Total Payment is to be made and state and local income taxes at the highest marginal rate of taxation in the state and locality of Executive’s residence in the calendar year in which the applicable Total Payment is to be made, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes and (2) except to the extent that Executive otherwise notifies the Company, Executive shall be deemed to be subject to the loss of itemized deductions and personal exemptions to the maximum extent provided by the Code for each dollar of incremental income.

8. [As of the Effective Date, he Executive hereby waives any right to receive the $10,764,000 severance payment to which he might otherwise be due under the Employment Agreement in connection with his termination of employment on or after the Closing.]8

9. This Agreement shall be governed by the laws of the State of Delaware without regard to its conflict of law provisions.

10. This Agreement and the Severance Agreement shall be binding on the Company and any successor in interest or assign of the Company, and in the event of any corporate transaction (including the transaction contemplated by the Merger Agreement) pursuant to which any entity becomes the successor in interest or assign of the Company, such entity shall be required to specifically assume this Agreement.

11. Except as otherwise provided herein, the remaining terms of the Prior Agreements shall remain in full force and effect.

[8]	For Mueller only.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed on their behalf as of the date first above written.

QWEST COMMUNICATIONS INTERNATIONAL INC.

By:
Name: Edward A. Mueller
Title: Chairman and Chief Executive Officer

EXECUTIVE

By:
Name:

EXHIBIT A

[list awards relating to Restricted Stock Agreement and Performance Share Agreements]

EXHIBIT B

[list Severance Agreement and any amendments thereto]

AMENDMENT AGREEMENT1

This Amendment Agreement (the “Agreement”) is made and entered into as of December 20, 2010 (the “Effective Date”), by and between QWEST COMMUNICATIONS INTERNATIONAL INC., a Delaware corporation (the “Company”) and                              (the “Executive”).

WHEREAS, the Company, CenturyLink, Inc., a Louisiana corporation (f/k/a CenturyTel, Inc.), and SB44 Acquisition Company, a Delaware corporation, have entered into an Agreement and Plan of Merger, dated as of April 21, 2010 (the “Merger Agreement”); and

WHEREAS the Company anticipates that the transactions contemplated by the Merger Agreement will be consummated in calendar year 2011 (such consummation, the “Closing”); and

WHEREAS, the Company and the Executive have previously entered into restricted stock agreements (the “Restricted Stock Agreements”) and performance share agreements (the “Performance Share Agreements”) with respect to the restricted stock and performance share awards referenced on Exhibit A; and

WHEREAS, the Company and the Executive have previously entered into the severance agreement listed on Exhibit B (the “Severance Agreement”); and

WHEREAS, the Company and the Executive wish to amend the Restricted Stock Agreements, Performance Share Agreements and Severance Agreement (collectively, the “Prior Agreements”) by this Agreement;

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Executive and the Company have agreed and do hereby agree, to amend the Prior Agreements as follows:

1. All terms used herein but not defined shall have the meanings given them in the Prior Agreements.

2. The Restricted Stock Agreements are hereby amended to provide that all shares of Restricted Stock granted under such Agreements which are unvested (the “Accelerating Restricted Stock”) on the Effective Date (or such other date on or before December 31, 2010, as may be set by the Company’s Board of Directors) (the “Acceleration Date”) shall become vested and cease to be subject to any risk of forfeiture on the Acceleration Date. The Performance Share Agreements are hereby amended to provide that each Performance Period shall end, and all Performance Shares granted under such Agreements (the “Accelerating Performance Shares”) shall vest, on the Acceleration Date, and the Acceleration Date shall be

[1]	Template for Johnston.

treated as the sole date of the Ending Measurement Period. The Accelerating Restricted Stock, together with any shares of Common Stock received in settlement of the Accelerating Performance Shares, are referred to herein as the “Accelerating Shares.”

The Restricted Stock Agreements and Performance Share Agreements are hereby amended to provide that the Executive may not sell, assign, transfer by gift or otherwise, pledge, hypothecate, or otherwise dispose of, by operation of law or otherwise, any Accelerating Share until: (a) if the Closing occurs and the Executive has not voluntarily resigned employment with the Company, and the Company has not terminated the Executive’s employment for “Cause” (as defined in the respective Restricted Stock Agreement or Performance Share Agreement), in either case as of the Closing, immediately following the occurrence of the Closing; (b) if the Closing occurs and the Executive has voluntarily resigned employment with the Company, or the Company has terminated the Executive’s employment for Cause, in either case as of the Closing, December 20, 2019; (c) if the Closing does not occur prior to the date that an Accelerating Share would have otherwise become vested pursuant to the terms of the Restricted Stock Agreement or Performance Share Agreement pursuant to which it was granted had this Agreement not been entered into (the “Original Vesting Date”), the Original Vesting Date. Notwithstanding the foregoing, such restrictions shall be waived: (x) between March 1, 2011 and March 15, 2011 if the Closing has not occurred as of the date of such sale or other disposition during such period and the Executive has a tax liability for 2010 with respect to such Accelerating Shares which exceeds the amount withheld by the Company, but only to the extent required for the Executive to satisfy such incremental tax liability; and (y) in any other circumstance in which such restrictions are waived in writing by (i) with respect to any individual who has a title of Executive Vice President of the Company or higher, and/or who is an officer of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, the Compensation and Human Resources Committee of the Company’s Board of Directors; or (ii) with respect to any other individual, the General Counsel of the Company.

3. The Severance Agreement is hereby amended to delete Section 2.b. in its entirety and restate it as follows:

b. EQUITY AWARDS. The Board of Directors may, in its discretion, periodically grant Executive additional equity awards under the Stock Plan. Notwithstanding the terms of any stock option or other equity award agreement to the contrary, upon a Change in Control, all equity awards granted to Executive after September 19, 2002 under the Stock Plan will immediately vest and all stock options will remain exercisable for the full term of the option, except that all equity awards granted to Executive between December 20, 2010 and the date on which occurs the closing of the transactions contemplated by Agreement and Plan of Merger entered into between the Company, CenturyLink, Inc., a Louisiana corporation (f/k/a CenturyTel, Inc.), and SB44 Acquisition Company, a Delaware corporation, dated as of April 21, 2010, will vest according to the terms of the applicable equity award agreement.

4. The Severance Agreement is hereby amended to add the following Section      at the end thereof:

[ ]. a. Notwithstanding any other provisions of this Agreement, in the event that any payment or benefit received or to be received by Executive (including any payment or benefit received or to be received in connection with a Change in Control or the termination of Executive’s employment, whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement) (all such payments and benefits, including any severance payments or benefits due under this Agreement (the “Severance Payments”), being hereinafter referred to as the “Total Payments”) would be subject (in whole or part), to any excise tax imposed under Section 4999 of the Code (the “Excise Tax”), then, after taking into account any reduction in the Total Payments provided by reason of Section 280G of the Code in such other plan, arrangement or agreement, any cash Severance Payments that do not constitute deferred compensation within the meaning of Section 409A shall first be reduced, all other Severance Payments that do not constitute deferred compensation within the meaning of Section 409A shall be next reduced, and all other Severance Payments that do constitute deferred compensation within the meaning of Section 409A shall thereafter be reduced (beginning with those payments last to be paid), to the extent necessary so that no portion of the Total Payments is subject to the Excise Tax but only if (A) the net amount of such Total Payments, as so reduced (and after subtracting the net amount of federal, state and local income taxes on such reduced Total Payments and after taking into account the phase out of itemized deductions and personal exemptions attributable to such reduced Total Payments) is greater than or equal to (B) the net amount of such Total Payments without such reduction (but after subtracting the net amount of federal, state and local income taxes on such Total Payments and the amount of Excise Tax to which Executive would be subject in respect of such unreduced Total Payments and after taking into account the phase out of itemized deductions and personal exemptions attributable to such unreduced Total Payments); provided, however, that, to the extent permitted by Section 409A, Executive may elect to have the noncash Severance Payments reduced (or eliminated) prior to any reduction of the cash Severance Payments.

b. For purposes of determining whether and the extent to which the Total Payments will be subject to the Excise Tax and the amount of such Excise Tax, (i) no portion of the Total Payments the receipt or enjoyment of which Executive shall have waived at such time and in such manner as not to constitute a “payment” within the meaning of Section 280G(b) of the Code shall be taken into account, (ii) no portion of the Total Payments shall be taken into account which, in the opinion of tax counsel or other advisor (the “280G Advisor”) reasonably acceptable to Executive and selected by the Company, does not constitute a “parachute payment” within the meaning of Section 280G(b)(2) of the Code (including by reason of Section 280G(b)(4)(A) of the Code) and, in calculating the Excise Tax, no portion of such Total Payments shall be taken into account which, in the opinion of the 280G Advisor, constitutes reasonable compensation for services actually rendered, within the meaning of Section 280G(b)(4)(B) of the Code, in excess of the Base Amount allocable to such reasonable compensation, and (iii) the value of any non-cash benefit or any deferred payment or benefit included in the Total Payments shall be determined by the 280G Advisor in accordance with the principles of Sections 280G(d)(3) and (4) of the Code. For purposes of this calculation, (1) Executive shall be deemed to pay federal income tax at the highest marginal rate of federal income taxation in the calendar year in which the applicable Total Payment is to be made and state and local income taxes at the highest marginal rate of taxation in the state and locality of Executive’s residence in the calendar year in which the applicable Total Payment is to be made, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes and (2) except to the extent that Executive otherwise notifies the Company, Executive shall be deemed to be subject to the loss of itemized deductions and personal exemptions to the maximum extent provided by the Code for each dollar of incremental income.

5. This Agreement shall be governed by the laws of the State of Delaware without regard to its conflict of law provisions.

6. Except as otherwise provided herein, the remaining terms of the Prior Agreements shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed on their behalf as of the date first above written.

QWEST COMMUNICATIONS INTERNATIONAL INC.

By:
	Name:	Richard N. Baer
	Title:	Executive Vice President, General Counsel and Chief Administrative Officer

EXECUTIVE

By:
Name:

EXHIBIT A

[list awards relating to Restricted Stock Agreement and Performance Share Agreements]

EXHIBIT B

[list Severance Agreement and any amendments thereto]